UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 2005

                                    Digicorp
             (Exact name of registrant as specified in its charter)

            Utah                   000-33067                   87-0398271
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

            100 Wilshire Blvd., Ste. 1500, Santa Monica, CA 90401
              (Address of principal executive offices) (zip code)

                                 (310) 752-1477
              (Registrant's telephone number, including area code)

        1206 West South Jordan Parkway, Unit B, South Jordan, Utah 84095
         (Former name or former address, if changed since last report)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

      On May 18, 2005, DigiCorp (the "Company") entered into a subscription agreement with Bodnar Capital Management, LLC ("Bodnar Capital"), pursuant to which the Company sold Bodnar Capital 2,941,176 shares (the "Shares") of the Company's common stock and warrants (the "Warrants") to purchase an additional 3,000,000 shares of the Company's common stock. Steven Bodnar is a managing member of and may be deemed a control person of Bodnar Capital. The Company received gross proceeds of approximately $500,000 from the sale of stock and warrants to Bodnar Capital. The sale was made in a private placement exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

      The Company sold the Shares to Bodnar Capital at a price of $0.17 per share. In addition, in consideration for Bodnar Capital's purchase of the Shares, the Company issued Bodnar Capital: (a) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $0.25 exercisable for a period of five years (the "$0.25 Warrants"); (b) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $0.35 exercisable for a period of five years (the "$0.35 Warrants"); (c) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $0.42 exercisable for a period of five years (the "$0.42 Warrants"); (d) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $0.75 exercisable for a period of five years (the "0.75 Warrants"); (e) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $1.00 exercisable for a period of five years (the "$1.00 Warrants"); and (f) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $1.50 exercisable for a period of five years (the "$1.50 Warrants"). Pursuant to the subscription agreement, the Company granted Bodnar Capital piggyback registration rights to register the resale of the Shares and the shares issuable upon exercise of the Warrants.

      In the event the closing sale price of the Company's common stock equals or exceeds $0.325 for at least five consecutive trading days, the Company, upon 30 days prior written notice, may call the $0.25 Warrants at a redemption price equal to $0.01 per share of common stock then purchasable pursuant to such warrant. In the event the closing sale price of the Company's common stock equals or exceeds $0.455 for at least five consecutive trading days, the Company, upon 30 days prior written notice, may call the $0.35 Warrants at a redemption price equal to $0.01 per share of common stock then purchasable pursuant to such warrant. In the event the closing sale price of the Company's common stock equals or exceeds $0.546 for at least five consecutive trading days, the Company, upon 30 days prior written notice, may call the $0.42 Warrants at a redemption price equal to $0.01 per share of common stock then purchasable pursuant to such warrant. In the event the closing sale price of the Company's common stock equals or exceeds $0.975 for at least five consecutive trading days, the Company, upon 30 days prior written notice, may call the $0.75 Warrants at a redemption price equal to $0.01 per share of common stock then purchasable pursuant to such warrant. In the event the closing sale price of the Company's common stock equals or exceeds $1.30 for at least five consecutive trading days, the Company, upon 30 days prior written notice, may call the $1.00 Warrants at a redemption price equal to $0.01 per share of common stock then purchasable pursuant to such warrant. In the event the closing sale price of the Company's common stock equals or exceeds $1.95 for at least five consecutive trading days, the Company, upon 30 days prior written notice, may call the $1.50 Warrants at a redemption price equal to $0.01 per share of common stock then purchasable pursuant to such warrant. Notwithstanding, any such call notice, the warrant holder may exercise its warrants prior to the end of the 30-day call notice period.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01.

Item 5.01 Changes in Control of Registrant.

      Subsequent to the above transaction, Bodnar Capital beneficially owns 5,941,176 shares of the Company's common stock, or 37.9% of the Company's outstanding shares of common stock based on 12,684,033 shares outstanding together with securities exercisable or convertible into shares of common stock within 60 days of May 18, 2005 for Bodnar Capital. Bodnar Capital has no arrangements or understandings with any former control group with respect to the election of directors or other matters. The Company does not know of any arrangements the operation of which may at a subsequent date result in a change in control of the Company.

Item 9.01 Financial Statements and Exhibits.

 (c) Exhibits

Exhibit
Number                                    Description
--------------------------------------------------------------------------------
10.1 Subscription Agreement dated May 18, 2005 between DigiCorp and Bodnar Capital Management, LLC
10.2           Form of $0.25 Warrant issued to Bodnar Capital Management, LLC
10.3           Form of $0.35 Warrant issued to Bodnar Capital Management, LLC
10.4           Form of $0.42 Warrant issued to Bodnar Capital Management, LLC
10.5           Form of $0.75 Warrant issued to Bodnar Capital Management, LLC
10.6           Form of $1.00 Warrant issued to Bodnar Capital Management, LLC
10.7           Form of $1.50 Warrant issued to Bodnar Capital Management, LLC

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Digicorp


Dated: May 24, 2005                       By:  /s/ Milton Ault
                                               --------------------------
                                          Name:   Milton "Todd" Ault, III
                                          Title:  Chief Executive Officer